UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012

Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement Item 1.02 Termination of a Material Definitive Agreement Item 2.02. Results of Operations and Financial Condition	3 4 4
Item 9.01 Financial Statements and Exhibits	4
SIGNATURE	5
EXHIBIT INDEX	6
Ex-99.1 Transition Agreement dated January 31, 2012 between the Company and Thomas C. Howd
Ex-99.3 Press release entitled “Constant Contact Announces Full Year and Fourth Quarter 2011 Financial Results”

Item 1.01	Entry into a Material Definitive Agreement.

Transition Agreement

On January 31, 2012, Constant Contact, Inc. (the “Company”) and Thomas C. Howd, the Company’s Senior Vice President, Customer Operations, entered into a Transition Agreement (the “Transition Agreement”) regarding Mr. Howd’s resignation as the Company’s Senior Vice President, Customer Operations, and continued employment with the Company for a transition period.

Pursuant to the Transition Agreement, Mr. Howd will remain employed as the Company’s Senior Vice President, Customer Operations, until his resignation on March 31, 2012 (the “Resignation Date”) and will continue to report to the Company’s President and Chief Executive Officer. Mr. Howd will receive the same base salary, variable incentive compensation, fringe benefits and stock option vesting to which he was entitled immediately prior to the execution of the Transition Agreement through the Resignation Date.

Under the terms of the Transition Agreement, after the Resignation Date and subject to Mr. Howd’s execution of a release of claims, Mr. Howd will be entitled to receive a severance payment of $130,000 to be paid in 12 semi-monthly payments in accordance with the Company’s normal payroll policies and procedures and less all applicable taxes and withholdings. In the event Mr. Howd has not secured Subsequent Employment (as that term is defined in the Transition Agreement) at the end of the six-month period following the Resignation Date, Mr. Howd will receive up to three months of additional severance at the semi-monthly rate of $10,833.33. The additional severance will terminate at the time Mr. Howd secures Subsequent Employment. If Mr. Howd timely elects to continue medical and/or dental insurance coverage after the Resignation Date in accordance with the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, the Company will pay the Company portion of his monthly premium payments for the period of time that he is receiving severance pursuant to the Transition Agreement. Mr. Howd still will be responsible for the same employee portion of the premium during such period being paid by active employees participating in the same health insurance program.

During Mr. Howd’s continued employment pursuant to the Transition Agreement and continuing until the Resignation Date, any outstanding, unvested options or restricted stock units awarded under the terms of any stock option agreements and/or restricted stock unit agreements previously entered into by Mr. Howd and the Company will continue to vest in accordance with the terms of the applicable agreement and related documents. There will be no acceleration of vesting in connection with the Transition Agreement.

Pursuant to the terms of the Transition Agreement, the Executive Severance Agreement dated as of December 3, 2010 by and between the Company and Mr. Howd (the “Severance Agreement”) and the Offer Letter, dated as of May 22, 2001, by and between the Company and Mr. Howd, as amended December 9, 2008 (the “Offer Letter”), were terminated effective as of the date of the Transition Agreement.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Indemnification Agreement

On January 30, 2012, the Company entered into its standard indemnification agreement with Joel Hughes, the Company’s Senior Vice President, Strategy and Corporate Development. The Company’s standard indemnification agreement, which it enters into with all of its directors and officers and certain other employees, provides that the Company will indemnify the individual to the fullest extent permitted by law for claims arising in his or her capacity as a director, officer, employee or agent of the Company, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the Company’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the event that the Company does not assume the defense of a claim against a director or officer or other employee, the Company is required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by the Company.

The foregoing summary of the Company’s standard indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

As disclosed in Item 1.01 of this Current Report on Form 8-K, pursuant to the terms of the Transition Agreement, the Severance Agreement and the Offer Letter were terminated effective as of the date of the Transition Agreement. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On February 2, 2012, the Company announced its financial results for the full year and fourth quarter 2011. The full text of the press release issued by the Company on February 2, 2012 in connection with the announcement is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K, except that Exhibit 99.3 relating to Item 2.02 shall be deemed to be furnished and not filed:

99.1	Transition Agreement dated January 31, 2012 between the Company and Thomas C. Howd.

99.2	Form of Director and Officer Indemnification Agreement (incorporated by reference to the Company’s Registration Statement on Form S-1, as amended (Registration Number 333-144381), filed with the Securities and Exchange Commission).

99.3	Press release entitled “Constant Contact Announces Full Year and Fourth Quarter 2011 Financial Results,” issued by the Company on February 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: February 2, 2012	By:	/s/ Robert P. Nault
Robert P. Nault

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transition Agreement dated January 31, 2012 between the Company and Thomas C. Howd.

99.2	Form of Director and Officer Indemnification Agreement (incorporated by reference to the Company’s Registration Statement on Form S-1, as amended (Registration Number 333-144381), filed with the Securities and Exchange Commission).

99.3	Press release entitled “Constant Contact Announces Full Year and Fourth Quarter 2011 Financial Results,” issued by the Company on February 2, 2012 (furnished and not filed).

6